Exhibit 99.1

Altair Announces Fourth Quarter and Full Year 2021 Financial Results

Full Year 2021 Software Product Revenue Grew 15.8%, Exceeding Expectations

TROY, Mich. – February 24, 2022 – Altair (Nasdaq: ALTR), a global leader in computational science and artificial intelligence today released its financial results for the fourth quarter and full year ended December 31, 2021.

“Altair had an excellent fourth quarter and full year 2021, highlighted by year-on-year software product revenue growth of 15.8%,” said James Scapa, Founder, Chairman and Chief Executive Officer of Altair. “Our vision for driving smarter decisions with computational science and artificial intelligence is resonating with customers, our products continue to gain market share, and we are expanding our footprint across all verticals.”

“Our fourth quarter 2021 financial performance was a fantastic end to an impressive year, with revenue and profit exceeding expectations and carrying momentum into 2022,” said Matt Brown, Chief Financial Officer of Altair. “We achieved software revenue growth in the mid-teens in 2021, while significantly improving our profitability, putting us well on track for our medium and long-term goals.”

Fourth Quarter 2021 Financial Highlights

•	Software product revenue was $122.4 million compared to $113.6 million for the fourth quarter of 2020.
•	Total revenue was $140.8 million compared to $133.4 million for the fourth quarter of 2020.
•

Net loss was $(1.4) million compared to net income of $2.2 million for the fourth quarter of 2020. Diluted net loss per share was $(0.02) based on 79.0 million diluted weighted average common shares outstanding, compared to diluted net income per share of $0.03 for the fourth quarter of 2020, based on 78.5 million diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $24.0 million, compared to $21.7 million for the fourth quarter of 2020.
•

Non-GAAP net income was $16.4 million, compared to non-GAAP net income of $14.5 million for the fourth quarter of 2020. Non-GAAP diluted net income per share was $0.19 based on 87.3 million non-GAAP diluted common shares outstanding, compared to non-GAAP diluted net income per share of $0.17 for the fourth quarter of 2020, based on 83.0 million non-GAAP diluted common shares outstanding.

•	Free cash flow was $5.0 million, compared to $3.4 million for the fourth quarter of 2020.

Full Year 2021 Financial Highlights

•	Software product revenue was $453.7 million compared to $391.7 million for the full year of 2020.
•	Total revenue was $532.2 million compared to $469.9 million for the full year of 2020.
•

Net loss was $(8.8) million compared to net loss of $(10.5) million for the full year of 2020. Diluted net loss per share was $(0.12) based on 76.2 million diluted weighted average common shares outstanding, compared to diluted net loss per share of $(0.14) for the full year of 2020, based on 73.2 million diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $85.3 million, compared to $57.3 million for the full year of 2020.
•

Non-GAAP net income was $57.6 million, compared to non-GAAP net income of $37.2 million for the full year of 2020. Non-GAAP diluted net income per share was $0.66 based on 87.3 million non-GAAP diluted common shares outstanding, compared to non-GAAP diluted net income per share of $0.45 for the full year of 2020, based on 83.0 million non-GAAP diluted common shares outstanding.

•	Free cash flow was $53.8 million, compared to $26.8 million for the full year of 2020.

Exhibit 99.1

Business Outlook

Based on information available as of today, Altair is issuing guidance for the first quarter and full year 2022.

(in millions)	First Quarter 2022			Full Year 2022
Software Product Revenue	$134.0	to	$137.0	$496.0	to	$508.0
Total Revenue	$152.0		$155.0	$568.0		$582.0
Net Income (Loss)	$5.6		$7.5	$(23.1)		$(13.4)
Non-GAAP Net Income	$25.2		$26.6	$65.3		$72.7
Adjusted EBITDA	$36.0		$38.0	$96.0		$106.0
Net Cash Provided by Operating Activities				$12.2		$19.2
Free Cash Flow (1)				$5.0		$12.0
(1)	Includes $65.9 million payment in January 2022 for legal judgement acquired in December 2021.

Conference Call Information

What: Altair’s Fourth Quarter and Full Year 2021 Financial Results Conference CallWhen:Thursday, February 24, 2022
Time:5 p.m. ETLive Call:(866) 754-5204, Domestic(636) 812-6621, International
Replay:(855) 859-2056, Conference ID 8892192, Domestic(404) 537-3406, Conference ID 8892192, InternationalWebcast: http://investor.altair.com  (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Adjusted EBITDA, Non-GAAP Net Income, Non-GAAP Net Income Per Share and Free Cash Flow.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, restructuring charges, asset impairment charges, non-cash interest expense, other special items as identified by management and described elsewhere in this press release, and the impact of non-GAAP tax rate to income tax expense, which approximates our tax rate excluding discrete items and other specific events that can fluctuate from period to period.

Exhibit 99.1

Non-GAAP diluted common shares includes total outstanding shares plus outstanding equity awards under the Company’s equity award plans.

Free cash flow consists of cash flow from operations less capital expenditures.

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global leader in computational science and artificial intelligence (AI) that provides software and cloud solutions in the areas of simulation, high-performance computing (HPC), data analytics and AI. Altair enables organizations across all industries to compete more effectively and drive smarter decisions in an increasingly connected world – all while creating a greener, more sustainable future. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the fourth quarter and full year 2021, our statements regarding our expectation for 2022, and our reconciliations of projected non-GAAP financial measures.  These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Dave Simon

Altair

248-614-2400 ext. 332

dls@altair.com

Investor Relations

The Blueshirt Group

Monica Gould

212-871-3927

ir@altair.com

Exhibit 99.1

Lindsay Savarese

212-331-8417

ir@altair.com

Exhibit 99.1

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	December 31,
(in thousands)	2021	2020
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$413,743	$241,221
Accounts receivable, net	137,561	117,878
Income tax receivable	9,388	6,736
Prepaid expenses and other current assets	27,529	21,100
Total current assets	588,221	386,935
Property and equipment, net	40,478	36,332
Operating lease right of use assets	28,494	33,526
Goodwill	370,178	264,481
Other intangible assets, net	99,057	76,114
Deferred tax assets	8,495	7,125
Other long-term assets	28,352	25,389
TOTAL ASSETS	$1,163,275	$829,902
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current portion of long-term debt	$—	$29,962
Accounts payable	6,647	8,594
Accrued compensation and benefits	42,307	34,772
Current portion of operating lease liabilities	9,933	10,331
Other accrued expenses and current liabilities	122,226	31,404
Deferred revenue	93,160	85,691
Convertible senior notes, net	199,705	—
Total current liabilities	473,978	200,754
Convertible senior notes, net	—	188,300
Operating lease liabilities, net of current portion	19,550	24,323
Deferred revenue, non-current	12,872	9,388
Other long-term liabilities	42,894	27,767
TOTAL LIABILITIES	549,294	450,532
Commitments and contingencies
MEZZANINE EQUITY	784	784
STOCKHOLDERS’ EQUITY
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued or outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 51,524 and 44,216 shares as of December 31, 2021 and 2020, respectively	5	4
Class B common stock, authorized 41,203 shares, issued and outstanding 27,745 and 30,111 shares as of December 31, 2021 and 2020, respectively	3	3
Additional paid-in capital	724,226	474,669
Accumulated deficit	(102,087)	(93,293)
Accumulated other comprehensive loss	(8,950)	(2,797)
TOTAL STOCKHOLDERS’ EQUITY	613,197	378,586
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$1,163,275	$829,902

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended December 31,		For the Year Ended December 31,
(in thousands, except per share data)	2021	2020	2021	2020
Revenue
License	$94,178	$76,381	$324,808	$259,965
Maintenance and other services	28,180	37,244	128,938	131,746
Total software	122,358	113,625	453,746	391,711
Software related services	8,594	7,906	31,823	26,454
Total software and related services	130,952	121,531	485,569	418,165
Client engineering services	8,277	9,934	39,282	44,320
Other	1,568	1,976	7,328	7,436
Total revenue	140,797	133,441	532,179	469,921
Cost of revenue
License	6,223	6,786	19,929	19,637
Maintenance and other services	12,494	10,105	47,862	38,688
Total software *	18,717	16,891	67,791	58,325
Software related services	5,645	6,102	23,205	21,243
Total software and related services	24,362	22,993	90,996	79,568
Client engineering services	6,547	8,067	31,710	35,684
Other	1,888	1,631	6,960	6,053
Total cost of revenue	32,797	32,691	129,666	121,305
Gross profit	108,000	100,750	402,513	348,616
Operating expenses:
Research and development *	38,177	34,966	151,049	126,081
Sales and marketing *	38,182	30,537	132,750	111,440
General and administrative *	23,517	22,933	91,500	86,432
Amortization of intangible assets	4,433	4,986	18,357	16,376
Other operating (income) loss, net	(956)	5	(3,482)	(3,426)
Total operating expenses	103,353	93,427	390,174	336,903
Operating income	4,647	7,323	12,339	11,713
Interest expense	3,067	3,008	12,065	11,598
Other (income) loss, net	(1,105)	(65)	562	(1,917)
Income (loss) before income taxes	2,685	4,380	(288)	2,032
Income tax expense	4,082	2,182	8,506	12,532
Net (loss) income	$(1,397)	$2,198	$(8,794)	$(10,500)
(Loss) income per share:
Net (loss) income per share attributable to common stockholders, basic	$(0.02)	$0.03	$(0.12)	$(0.14)
Net (loss) income per share attributable to common stockholders, diluted	$(0.02)	$0.03	$(0.12)	$(0.14)
Weighted average shares outstanding:
Weighted average number of shares used in computing net (loss) income per share, basic	79,008	74,020	76,179	73,241
Weighted average number of shares used in computing net (loss) income per share, diluted	79,008	78,484	76,179	73,241

Exhibit 99.1

*Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2021	2020	2021	2020
Cost of revenue-software	$1,828	$871	$5,619	$2,473
Research and development	5,338	2,686	16,561	8,372
Sales and marketing	4,244	2,474	15,044	6,423
General and administrative	1,910	1,385	7,325	4,087
Total stock-based compensation expense	$13,320	$7,416	$44,549	$21,355

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Year Ended December 31,
(in thousands)	2021	2020
OPERATING ACTIVITIES:
Net loss	$(8,794)	$(10,500)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	25,644	23,806
Provision for credit loss	514	1,259
Amortization of debt discount and issuance costs	11,428	10,829
Stock-based compensation expense	44,549	21,355
Deferred income taxes	(1,502)	(10,350)
Other, net	757	118
Changes in assets and liabilities:
Accounts receivable	(15,645)	(11,032)
Prepaid expenses and other current assets	(9,026)	(2,131)
Other long-term assets	(6,682)	(4,527)
Accounts payable	(3,857)	(1,839)
Accrued compensation and benefits	7,761	1,985
Other accrued expenses and current liabilities	6,365	5,629
Deferred revenue	10,111	8,280
Net cash provided by operating activities	61,623	32,882
INVESTING ACTIVITIES:
Payments for acquisition of businesses, net of cash acquired	(53,983)	(41,028)
Capital expenditures	(7,849)	(6,093)
Payments for acquisition of developed technology	(344)	(2,133)
Other investing activities, net	(306)	162
Net cash used in investing activities	(62,482)	(49,092)
FINANCING ACTIVITIES:
Proceeds from private placement of common stock	200,000	—
Payments on revolving commitment	(30,000)	—
Proceeds from employee stock purchase plan contributions	4,222	—
Proceeds from the exercise of common stock options	2,262	1,710
Borrowings under revolving commitment	—	30,000
Other financing activities	(537)	(460)
Net cash provided by financing activities	175,947	31,250
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(2,623)	3,010
Net increase in cash, cash equivalents and restricted cash	172,465	18,050
Cash, cash equivalents and restricted cash at beginning of year	241,547	223,497
Cash, cash equivalents and restricted cash at end of period	$414,012	$241,547
Supplemental disclosures of cash flow:
Interest paid	$633	$731
Income taxes paid	$9,168	$12,666
Supplemental disclosure of non-cash investing and financing activities:
Issuance of common stock in connection with acquisitions	$3,690	$3,504
Promissory notes issued and deferred payment obligations for acquisitions	$86,936	$1,266
Finance leases	$9	$118
Property and equipment in accounts payable and other current liabilities	$1,056	$1,671

Exhibit 99.1

Financial Results

The following table provides a reconciliation Adjusted EBITDA, Non-GAAP net income and Non-GAAP net income per share – diluted, to net loss and net loss per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands, except per share amounts)	2021	2020	2021	2020
Net (loss) income	$(1,397)	$2,198	$(8,794)	$(10,500)
Stock-based compensation expense	13,320	7,416	44,549	21,355
Amortization of intangible assets	4,433	4,986	18,357	16,376
Non-cash interest expense	2,915	2,762	11,428	10,824
Restructuring expense	99	—	5,053	—
Impact of non-GAAP tax rate	(1,696)	(2,900)	(11,740)	(525)
Special adjustments and other (1)	(1,229)	—	(1,229)	(372)
Non-GAAP net income	16,445	14,462	57,624	37,158
Depreciation expense	1,856	1,904	7,287	7,430
Cash interest (income) expense	(114)	244	96	(357)
Income tax expense, net of non-GAAP impact	5,778	5,082	20,246	13,057
Adjusted EBITDA	$23,965	$21,692	$85,253	$57,288

Net (loss) income per share, diluted	$(0.02)	$0.03	$(0.12)	$(0.14)
Non-GAAP net income per share, diluted	$0.19	$0.17	$0.66	$0.45

GAAP diluted shares outstanding:	79,008	78,484	76,179	73,241
Non-GAAP diluted shares outstanding:	87,300	83,000	87,300	83,000
(1)

The three and twelve months ended December 31, 2021, includes $1.2 million currency gains on acquisition-related intercompany loans. The twelve months ended December 31, 2020, includes $1.0 million of proceeds from settlements related to a historical acquisition and $0.6 million of severance expense.

The following table provides a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands)	2021	2020	2021	2020
Net cash provided by operating activities	$6,029	$5,503	$61,623	$32,882
Capital expenditures	(1,038)	(2,087)	(7,849)	(6,093)
Free Cash Flow	$4,991	$3,416	$53,774	$26,789

Exhibit 99.1

Business Outlook

The following table provides a reconciliation of projected Adjusted EBITDA and projected Non-GAAP net income to projected net income (loss), the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending March 31, 2022		Year Ending December 31, 2022
(in thousands)	Low	High	Low	High
Net income (loss)	$5,600	$7,500	$(23,100)	$(13,400)
Stock-based compensation expense	18,000	18,000	71,600	71,600
Amortization of intangible assets	5,900	5,900	23,000	23,000
Non-cash interest expense	300	300	1,300	1,300
Impact of non-GAAP tax rate	(4,600)	(5,100)	(7,500)	(9,800)
Non-GAAP net income	25,200	26,600	65,300	72,700
Depreciation expense	1,900	1,900	7,400	7,400
Cash interest expense, net	100	100	300	300
Income tax expense, net of non-GAAP impact	8,800	9,400	23,000	25,600
Adjusted EBITDA	$36,000	$38,000	$96,000	$106,000

The following table provides a reconciliation of projected Free Cash Flow to projected net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Year Ending December 31, 2022
(in thousands)	Low	High
Net cash provided by operating activities (1)	$12,200	$19,200
Capital expenditures	(7,200)	(7,200)
Free Cash Flow (1)	$5,000	$12,000
(1)	Includes $65.9 million payment in January 2022 for legal judgement acquired in December 2021.